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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 30, 2006


                             PATAPSCO BANCORP, INC.
             (Exact Name of Registrant as Specified in its Charter)



      Maryland                          0-28032            52-1951797
----------------------------          ------------      ------------------
(State or Other Jurisdiction          (Commission       (I.R.S. Employer
of Incorporation)                     File Number)      Identification No.)



                 1301 Merritt Boulevard, Dundalk, Maryland 21222
               --------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



       Registrant's telephone number, including area code: (410) 285-1010
                                                           --------------


                                 Not applicable
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            --------------------------------------------------------------------
            APPOINTMENT OF PRINCIPAL OFFICERS.
            ---------------------------------

      (b) On October 30, 2006, Patapsco Bancorp, Inc. (the "Company"), the holding company for The Patapsco Bank (the "Bank"), announced that Joseph J. Bouffard advised the Board of Directors that he is resigning as President and Chief Executive Officer of the Company and the Bank and from the Company's and the Bank's Boards of Directors effective October 30, 2006 in order to pursue another opportunity. For more information, reference is made to the Company's press release dated October 30, 2006, a copy of which is attached to this Report as Exhibit 99.1 and is incorporated herein by reference.

      (c) The Company also announced that the Board of Directors has appointed Michael J. Dee, the Company's Chief Financial Officer, to the positions of President and Chief Executive Officer. For more information, reference is made to the Company's press release dated October 30, 2006, a copy of which is attached to this Report as Exhibit 99.1 and is incorporated herein by reference.

      Mr. Dee, age 46, joined the Company and the Bank in May 1999 as Chief Financial Officer and Controller. He was named Senior Vice President of the Company and the Bank in 2003. From September 1997 to May 1999, Mr. Dee was Vice President of Management Accounting for Sandy Spring National Bank of Maryland. From May 1995 to October 1997, Mr. Dee was the Manager of Financial Planning and Analysis with United Press International in Washington, D.C. From December 1989 to March 1995, Mr. Dee was employed by The Bank of Baltimore and its successors, First Fidelity Bank, N.A. and First Union Bank, in a variety of financial positions. Mr. Dee is a member of the Financial Executives International, The Financial Managers Society and The Institute of Management Accountants and is a Certified Management Accountant ("CMA").

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS
             ---------------------------------

      (d)    Exhibits

             Number               Description
             ------               -----------

             99.1                 Press Release dated October 30, 2006




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                      PATAPSCO BANCORP, INC.



Date: November 1, 2006                By: /s/ Michael J. Dee
                                          --------------------------------------
                                          Michael J. Dee
                                          President and Chief Executive Officer